SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 16, 2003



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-5426                                   61-0505332
        (Commission File Number)               (IRS Employer Identification No.)

 4360 Brownsboro Road, Suite 300 Louisville, Kentucky
                                                                      40207
       (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  Exhibit Number   Description
                  --------------   -----------

                      99.1 Press Release dated April 16, 2003 announcing first quarter 2003 earnings by Thomas Industries Inc.


ITEM 9.  Regulation FD Disclosure.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 16, 2003, Thomas Industries issued a press release setting forth Thomas Industries Inc.'s first quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS INDUSTRIES INC.
                                          (Registrant)

                                          By:  /s/ Phillip J. Stuecker
                                          -------------------------------------
                                          Phillip J. Stuecker, Vice President of
                                          Finance, Chief Financial Officer, and
                                          Secretary


Dated:  April 16, 2003